INTANGIBLE ASSETS, NET (Details 1) $ in Thousands	Jun. 30, 2018 USD ($)
Schedule of Finite Lived Intangible Assets Future Amortization Expense [Line Items]
2019	$ 491
2020	491
2021	491
2022	491
2023	491
Intangible assets, Total	$ 2,455